UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of
earliest event reported)    December 23, 1998 (December 22, 1998)


                  ENTERTAINMENT PROPERTIES TRUST
      (Exact name of Registrant as specified in its charter)



     Maryland                                    43-1790877
(State or other    (Commission File Number)  (I.R.S. Employer
jurisdiction of                              Identification No.)
Incorporation)


     One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri      64105
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (816) 472-1700



________________________________________________________________
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Entertainment Properties Trust (the "Company") issued a press release on December 22, 1998, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing that Entertainment Properties Trust Acquired Edwards, Muvico and Westminster Promenade Properties.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS. The following Exhibits are filed with this report:

EXHIBIT NO.         DESCRIPTION

       99      Press Release, issued December 22, 1998.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ENTERTAINMENT PROPERTIES TRUST


                                   By: /s/ Fred L. Kennon
                                        Fred L. Kennon, Treasurer


Date:        December 23, 1998